UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 26, 2010

Date of Report

(Date of Earliest Event Reported)

AMERITRANS CAPITAL CORPORATION

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	333-63951	52-2102424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

747 Third Avenue, 4th Floor New York, New York 10017
(Address of Principal Executive Offices (Zip Code)

(212) 355-2449

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 26, 2010, Ameritrans Capital Corporation (the “Company”) issued $975,000 aggregate principal amount of its 8.75% notes due March 2012 (the  “Notes”) in a private offering.  The notes bear interest at the rate of 8.75% per annum, payable quarterly, and mature in March 2012.   At the Company's option, the notes may be extended until March 2013 at a rate of 5.5%, plus the then current Prime Rate.   The Notes are redeemable by the Company at any time upon not less than thirty days' prior written notice to the holder.

The Company’s obligations under the Notes are not secured, but the Notes prohibit the Company from granting a security interest in any of its assets to secure the repayment of indebtedness for borrowed funds without the consent of the holders of the Notes.

The Company’s obligations under the Notes may be accelerated by the Note holders upon 30 days written notice to the Company that an Event of Default has occurred.  Pursuant to the Notes, an Event of Default may be declared if the Company (i) fails to make any payment due under the Notes and such failure continues unremedied for a period of fifteen (15) days following receipt of written notice thereof from the Note holder; (ii) grants a security interest in violation of the Notes; (iii) admits in writing its inability to pay its debts generally as they mature; (iv) makes a general assignment for the benefit of creditors; (v) is adjudicated a bankrupt or insolvent; (vi) files a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vii) takes advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (viii) applies for or consents to the appointment of a receiver, trustee or liquidator for all or substantially all of its assets; or (ix) has an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within sixty (60) days.

Mr. Steven Etra, a member of the Company's Board of Directors, and certain entities affiliated with Mr. Etra, acquired a portion of the Notes in the offering.

The foregoing description of the Notes is only a summary and is qualified in its entirety by reference to the complete terms and provisions of the Notes.  The form of Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

On March 26, 2010, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of 8.75% Promissory Note Due March 2012
99.1	Press Release, dated March 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

AMERITRANS CAPITAL CORPORATION

By:  /s/ Michael Feinsod

Name:  Michael Feinsod

Title: Chief Executive Officer and President

Dated: March 30, 2010

Exhibit Index

Exhibit No.	Description
10.1	Form of 8.75% Promissory Note Due March 2012
99.1	Press Release, dated March 26, 2010